Annual Report | December 31, 2002

     Invest wisely(R),

     Variable Series
--------------------
     Montgomery Emerging Markets Fund

                                                        THE MONTGOMERY FUNDS(SM)

                                                                  [LOGO]
                                                        THE MONTGOMERY FUNDS(SM)
                                                           Invest wisely,(R)

                   =============================================================
                     MEMMX | MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND
                   -------------------------------------------------------------

Josephine Jimenez, CFA ................................ Senior Portfolio Manager
Frank Chiang . ............................................... Portfolio Manager

                          Average Annual Total Returns
                          (for the year ended 12/31/02)

                           Montgomery Variable Series:
                              Emerging Markets Fund

Since inception (2/2/96) ................................. (5.91)%
One year ................................................. (9.68)%
Five years ............................................... (9.17)%

                        MSCI Emerging Markets Free Index
Since 1/31/96 ............................................ (5.17)%
One year ................................................. (6.00)%
Five years ............................................... (4.58)%

Growth of a $10,000 Investment

                Montgomery
                 Variable                 Lipper
                  Series:       MSCI     Emerging
                 Emerging     Emerging    Markets
                  Markets      Markets     Funds
                   Fund      Free Index   Average
July              $6,570       $6,947      $7,827
August            $6,590       $7,054      $7,877
September         $5,866       $6,293      $7,111
October           $6,273       $6,701      $7,453
November          $6,669       $7,163      $7,918
December          $6,462       $6,925      $7,714

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 150 funds. You cannot invest directly in an index.

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                                Top Ten Holdings
                      (as a percentage of total net assets)
Samsung Electronics Company Ltd. ........................................   6.5%
Komercni Banka A.S ......................................................   4.4%
Sasol Ltd. ..............................................................   3.4%
OTP Bank Rt .............................................................   3.2%
Taiwan Semiconductor Manufacturing Company Ltd. .........................   3.2%
Anglo American Plc ......................................................   2.9%
POSCO ...................................................................   2.8%
Petroleo Brasileiro S.A .................................................   2.6%
YUKOS, Sponsored ADR ....................................................   2.6%
Lukoil, Sponsored ADR ...................................................   2.4%

                               Top Five Countries
                      (as a percentage of total net assets)
Korea ...................................................................  19.5%
Taiwan ..................................................................  13.4%
Brazil ..................................................................  10.8%
South Africa ............................................................  10.1%
Mexico ..................................................................   9.0%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. Forecasts and opinions expressed are as of December 31, 2002, are subject to change and may not actually come to pass.

Q: How did the Fund perform during the year ended December 31, 2002, and why?

A: The Fund returned -9.68%, underperforming the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -6.00%. Although the Fund enjoyed strong gains during market rallies in the first and fourth quarters, those gains were offset by the emergence of corporate accounting scandals, high oil prices and the threat of war with Iraq, which put pressure on emerging markets countries and continued to depress the global economy during the middle of the year.

Q: What is an example of a holding that performed poorly?

A: One holding that detracted was Philippine Long Distance Telephone (PLDT), which declined in tandem with the market, following an unfavorable court ruling on Meralco, a Philippine electricity provider, that required it to reimburse customers for overcharged amounts. We have replaced PLDT with Ayala Land, a premier property developer. In addition, although the performance of our holdings in South Africa was solid, our underweight position in that country detracted from returns. Israeli company Check Point Software Technologies was another underperformer, as Israel's continuing political problems had a negative impact on that country's stocks.

Q: What holdings or sectors contributed to performance?

A: Our overweight position and strong stock selection in Brazil contributed to performance. Valuations in Brazil have become extremely attractive due to an overreaction to the election of a leftist president. In September we built on positions in severely oversold stocks such as Petrobras, Brazil's largest oil producer. While we took profits on some companies, we increased the Fund's overall exposure to Brazil by year-end through additions to Banco Itau and Telemar Norte Leste. We are also excited about Taiwan's economic fundamentals, which should set the stage for stronger growth in 2003 due in part to improving personal spending patterns. Chinatrust Financial Holding has performed well and should benefit from increased consumer activity this year. We also purchased tech companies such as Compal Electronics and Synnex Technology International--both of which performed well for the Fund. This move was due primarily to improved fundamentals resulting from these companies abilities to strengthen their relationships with important U.S. and Japa-nese partners. These additions resulted in an overweight position in Taiwan to end the year.

Q: What is your emerging markets outlook?

A: Emerging markets countries have been subject to a great deal of volatility caused by political instability in Afghanistan, Iraq and, more recently, North Korea. These concerns mask important developments in many of the markets we find promising. Mexico, China and Taiwan are just a few countries leading the developing world in producing more growth opportunities outside the export sector. By creating a strong foundation for personal consumption, credit growth and domestic business investment, these countries are reducing their dependence on trade while providing investment opportunities to the international community.

Looking into 2003 we believe that these structural changes will continue to evolve and lead to increased interest in emerging markets' stocks as long-term investments. Nevertheless, geopolitical concerns in the near term can potentially have a negative impact on stock prices. A prolonged war with Iraq may have an adverse affect on interest rates, asset valuations and general risk tolerance for all investors. Excluding this and other worries in North Korea and Venezuela, we expect moderate, more balanced activity in the global economy. With consumers carrying a disproportionate burden of growth over the past two years, we expect capital spending to rebound somewhat from its current depressed level. This environment should allow some of the leading emerging markets' countries to test the strength of their new engines for growth and create the potential for higher sustainable economic expansion.


Call (800) 232-2197 x6742 / visit montgomeryasset.com

    MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND | MEMMX

Portfolio Investments: December 31, 2002 (Audited)

Shares                                                    Value (Note 1)

COMMON STOCKS - 96.1%

Argentina - 0.6%
        22,957    Tenaris S.A., Sponsored ADR
                  (Oilfield Services/Equipment) ...........  $  441,234

Brazil - 7.0%
        38,000    Aracruz Celulose S.A., Sponsored ADR
                  (Pulp & Paper) ..........................     705,280
        79,400    Companhia Brasileira de Distribuicao Pao
                  de Acucar, Sponsored ADR (Food Retail) ..   1,214,820
        18,000    Companhia Vale do Rio Doce, Series A
                  (Other Metals/Minerals) .................     496,322
       133,000    Petroleo Brasileiro S.A. (Integrated Oil)   1,983,729
        79,600    Uniao de Bancos Brasileiros S.A., GDR
                  (Regional Banks) ........................     871,620
                                                             ----------
                                                              5,271,771
China/Hong Kong - 7.2%
       342,000    BOC Hong Kong (Holdings) Ltd.+
                  (Major Banks) ...........................     350,834
        53,000    Cheung Kong (Holdings) Ltd.
                  (Real Estate Development) ...............     344,904
       315,000    China Mobile Ltd.+
                  (Wireless Telecommunications) ...........     749,274
        98,100    China Mobile Ltd., Sponsored ADR+
                  (Wireless Telecommunications) ...........   1,185,048
     5,110,000    China Petroleum & Chemical Corporation,
                  Class H (Integrated Oil) ................     858,378
     1,305,000    China Telecom Corporation Ltd.+
                  (Major Telecommunications) ..............     229,254
       466,000    China Unicom Ltd.+
                  (Major Telecommunications) ..............     316,700
     1,946,000    PetroChina Company Ltd., Class H
                  (Integrated Oil) ........................     386,777
        49,400    UTStarcom, Inc.+
                  (Telecommunications Equipment) ..........     979,355
                                                             ----------
                                                              5,400,524
Czech Republic - 4.4%
        48,200    Komercni Banka A.S. (Regional Banks) ....   3,347,834

Hungary - 3.2%
       246,900    OTP Bank Rt. (Regional Banks) ...........   2,425,861

India - 3.6%
        59,480    Hindalco Industries Ltd. (Aluminum) .....     727,343
       125,000    Hindustan Lever Ltd.
                  (Household/Personal Care) ...............     473,801
       188,660    Reliance Industries Ltd.
                  (Oil Refining/Marketing) ................   1,171,305
        58,000    State Bank of India (Regional Banks) ....     341,892
                                                             ----------
                                                              2,714,341
Indonesia - 0.7%
     1,207,000    PT Telekomunikasi Indonesia
                  (Specialty Telecommunications) ..........     519,212
Israel - 1.7%
        57,850    Check Point Software Technologies Ltd.+
                  (Internet Software Services) ............     748,868
        13,400    Teva Pharmaceutical Industries Ltd.,
                  Sponsored ADR (Pharmaceuticals: Other) ..     517,240
                                                             ----------
                                                              1,266,108
Korea - 19.5%
        30,760    Hyundai Motor Company Ltd.
                  (Motor Vehicles) ........................     719,691

Shares                                                   Value (Note 1)

Korea - continued

        38,614    Kookmin Bank (Major Banks) .............. $ 1,367,386
        46,080    Korea Electric Power (KEPCO) Corporation
                  (Electric Utilities) ....................     709,043
        22,100    KT Corporation (Major Telecommunications)     944,707
        18,920    LG Chem Ltd. (Chemicals: Specialty) .....     647,656
        19,050    LG Electronics, Inc.+
                  (Electronics/Appliances) ................     663,349
        21,290    POSCO (Steel) ...........................   2,118,140
        18,406    Samsung Electronics Company Ltd.
                  (Electronic Equipment/Instruments) ......   4,872,884
        66,610    Shinhan Financial Group Company Ltd.
                  (Regional Banks) ........................     696,399
         2,750    Shinsegae Company Ltd. (Specialty Stores)     346,634
         8,470    SK Telecom Company Ltd.
                  (Wireless Telecommunications) ...........   1,635,369
                                                            -----------
                                                             14,721,258
Malaysia - 1.6%
       312,000    Malayan Banking Berhad (Major Banks) ....     607,579
       825,875    Public Bank Berhad (Regional Banks) .....     565,072
                                                            -----------
                                                              1,172,651
Mexico - 9.0%
       229,600    Alfa S.A., Series A (Industrial
                  Conglomerates) ..........................     368,815
        59,900    America Movil S.A. de C.V., Series L
                  (Wireless Telecommunications) ...........     860,164
       114,700    Apasco S.A. de C.V. (Construction
                  Materials) ..............................     690,513
        20,900    Fomento Economico Mexicano S.A. de C.V.,
                  Sponsored ADR (Beverages: Alcoholic) ....     761,178
     1,969,100    Grupo Financiero Bancomer S.A. de C.V.,
                  Series B+ (Regional Banks) ..............   1,495,495
       373,000    Grupo Mexico S.A., Series B+
                  (Other Metals/Minerals) .................     411,858
        42,500    Telefonos de Mexico S.A. de C.V., Series L,
                  Sponsored ADR (Major Telecommunications)    1,359,150
       375,000    Wal-Mart de Mexico S.A. de C.V., Series V
                  (Discount Stores) .......................     856,937
                                                            -----------
                                                              6,804,110
Peru - 1.2%
        34,300    Compania de Minas Buenaventura S.A.,
                  Sponsored ADR (Precious Metals) .........     905,177

Philippines - 0.4%
     3,793,000    Ayala Land, Inc. (Real Estate Development)    323,277

Poland - 0.8%
        24,060    Bank Pekao S.A.+ (Regional Banks) .......     593,803

Russia - 7.3%
        35,000    Gazprom, Sponsored ADR, Series S
                  (Oil & Gas Pipelines) ...................     413,000
        29,400    Lukoil, Sponsored ADR (Integrated Oil) ..   1,775,025
        37,100    Mobile Telesystems, Sponsored ADR++
                  (Wireless Telecommunications) ...........   1,377,894
        13,900    YUKOS, Sponsored ADR (Integrated Oil) ...   1,942,525
                                                            -----------
                                                              5,508,444
Singapore - 0.3%
        78,000    City Developments Ltd.
                  (Real Estate Development) ...............     187,058

South Africa - 10.1%
        22,700    Anglo American Platinum Corporation Ltd.
                  (Precious Metals) .......................     838,451
       145,339    Anglo American Plc. (Other
                  Metals/Minerals) ........................   2,172,418


The accompanying notes are an integral part of these financial statements.

                   =============================================================
                     MEMMX | MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND
                   -------------------------------------------------------------

                              Portfolio Investments: December 31, 2002 (Audited)

Shares                                                    Value (Note 1)

COMMON STOCKS - continued
South Africa -   continued
        81,400   Gold Fields Ltd. (Precious Metals) ....... $ 1,141,640
        13,120   Impala Platinum Holdings Ltd.
                 (Precious Metals) ........................     838,502
       211,300   Sasol Ltd. (Chemicals: Major Diversified)    2,586,593
                                                            -----------
                                                              7,577,604
Taiwan - 13.4%
       301,000   Ambit Microsystems Corporation
                 (Computer Communications) ................     981,616
     1,721,960   China Steel Corporation (Steel) ..........     964,099
     1,877,000   Chinatrust Financial Holding Company+
                 (Regional Banks) .........................   1,533,019
     1,076,400   Compal Electronics, Inc.
                 (Computer Processing Hardware) ...........   1,118,338
       623,320   Formosa Chemicals & Fibre Corporation
                 (Chemicals: Major Diversified) ...........     661,996
       253,000   President Chain Store Corporation
                 (Food Retail) ............................     383,333
       142,600   Quanta Computer, Inc.
                 (Computer Processing Hardware) ...........     234,580
       145,600   Realtek Semiconductor Corporation
                 (Semiconductors) .........................     378,182
       400,000   Synnex Technology International Corporation
                 (Computer Processing Hardware) ...........     606,061
     1,934,158   Taiwan Semiconductor Manufacturing
                 Company Ltd.+ (Semiconductors) ...........   2,377,926
     1,459,020   United Microelectronics Corporation+
                 (Semiconductors) .........................     888,465
                                                            -----------
                                                             10,127,615
Thailand - 1.9%
       255,600   Bangkok Bank Public Company Ltd.+
                 (Regional Banks) .........................     355,411
        22,200   Siam Cement Public Company Ltd. (The)
                 (Construction Materials) .................     643,105
       630,700   Thai Farmers Bank Public Company Ltd.+
                 (Major Banks) ............................     438,494
                                                            -----------
                                                              1,437,010
Turkey - 2.2%
    79,911,900   Akbank T.A.S.+ (Regional Banks) ..........     263,578
    39,956,000   Arcelik A.S.+ (Electronics/Appliances) ...     311,501
     9,949,075   Enka Insaat ve Sanayi A.S.+
                 (Engineering & Construction) .............     244,625
    25,778,000   Koc Holding A.S.+ (Motor Vehicles) .......     266,669
    80,037,000   Tupras-Turkie Petrol Rafinerileri A.S.
                 (Oil Refining/Marketing) .................     374,386
    33,005,000   Turkcell Iletisim Hizmetleri A.S.
                 (Wireless Telecommunications) ............     191,993
                                                            -----------
                                                              1,652,752
TOTAL COMMON STOCKS
(Cost $ 73,654,734) .......................................  72,397,644
                                                            -----------

Shares                                                    Value (Note 1)

PREFERRED STOCKS - 3.8%

Brazil - 3.8%
     9,400,000   Banco Itau S.A. (Regional Banks) ......... $   455,395
    45,800,000   Centrais Eletricas Brasileiras S.A.,
                 Series B (Electric Utilities) ............     303,263
       138,900   Companhia Paranaense de Energia-Copel,
                 Sponsored ADR (Electric Utilities) .......     390,309
        25,300   Telecomunicacoes Brasileiras S.A.,
                 Sponsored ADR (Major Telecommunications) .     471,845
             8   Telefonica Data Brasil Holding+
                 (Specialty Telecommunications) ...........          --
    94,700,000   Telemar Norte Leste S.A., Series A
                 (Major Telecommunications) ...............   1,203,814
             8   Telesp-Telecomunicacoes de Sao Paulo S.A.+
                 (Other Telephone/Communication) ..........          --
        20,000   Vale do Rio Doce, Series B+
                 (Other Metals/Minerals) ..................          --

TOTAL PREFERRED STOCKS
(Cost $3,967,090) .........................................   2,824,626
                                                            -----------
TOTAL INVESTMENTS - 99.9%
(Cost $77,621,824) ........................................  75,222,270

OTHER ASSETS AND LIABILITIES - 0.1%
(Net) .....................................................      98,708
                                                            -----------

NET ASSETS - 100.0% ....................................... $75,320,978
                                                            ===========

Endnotes
+    Non-income-producing security.
++ All or a portion of this security is considered illiquid--those securities that are unable to be sold within seven days.

Abbreviations
ADR  American Depositary Receipt
GDR  Global Depositary Receipt


The accompanying notes are an integral part of these financial statements.

=======================================
  STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------

December 31, 2002

Assets:                                                                            Emerging Markets Fund
--------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
   Securities (including securities on loan*) .....................................   $  75,222,270
Total Investments .................................................................      75,222,270
Collateral held for securities on loan ............................................       6,756,375
Foreign currency, at value (Cost $599,487) (note 1) ...............................         600,218
Receivables:
   Dividends ......................................................................         135,983
   Shares of beneficial interest sold .............................................          87,090
   Interest .......................................................................           1,530
Other assets ......................................................................           4,369
                                                                                      -------------
Total Assets                                                                             82,807,835
                                                                                      -------------
Liabilities:
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation of forward foreign-currency exchange contracts (note 3)           2,055
Payables:
   Collateral payable to broker ...................................................       6,756,375
   Investment securities purchased ................................................         419,234
   Overdraft payable to custodian .................................................         120,887
   Management fees (note 2) .......................................................          85,560
   Custodian fees .................................................................          27,975
   Accounting fees ................................................................          18,754
   Trustees' fees and expenses (note 2) ...........................................           9,213
   Transfer agency and servicing fees .............................................           1,263
   Shares of beneficial interest redeemed .........................................           1,021
   Other accrued liabilities and expenses .........................................          44,520
                                                                                      -------------
Total Liabilities                                                                         7,486,857
                                                                                      -------------
Net Assets ........................................................................   $  75,320,978
Investments at identified cost ....................................................   $  77,621,824

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------
Undistributed net investment income ...............................................   $      40,953
Accumulated net realized loss on securities sold and foreign-currency transactions      (55,179,268)
Net unrealized depreciation of investments and foreign-currency translations ......      (2,398,830)
Shares of beneficial interest .....................................................         115,726
Additional paid-in capital ........................................................     132,742,397
                                                                                      -------------
Net Assets                                                                            $  75,320,978
Number of Fund shares outstanding .................................................      11,572,630
Net asset value, offering and redemption price per share outstanding ..............   $        6.51

*Securities on loan at December 31, 2002, were valued at $6,616,658.


The accompanying notes are an integral part of these financial statements.

             ===================================================================
               STATEMENT OF OPERATIONS AND STATEMENTS OF CHANGES IN NET ASSETS
             -------------------------------------------------------------------

                                                    Year Ended December 31, 2002

Net Investment Income:                                                        Emerging Markets Fund
---------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $108,977) .......................   $ 2,083,723
Interest .......................................................................        55,395
Securities lending income (note 1) .............................................        21,917
                                                                                   -----------
Total Income                                                                         2,161,035
                                                                                   -----------
Expenses:
Management fee (note 2) ........................................................     1,271,252
Custodian fee ..................................................................       173,194
Tax expense ....................................................................        57,474
Accounting expenses ............................................................        48,464
Professional fees ..............................................................        39,312
Printing fees ..................................................................        37,635
Interest expense (note 3) ......................................................        22,476
Trustees' fees and expenses (note 2) ...........................................        15,826
Transfer agency and servicing fees .............................................        12,033
Other expenses .................................................................        34,617
                                                                                   -----------
Total Expenses                                                                       1,712,283
                                                                                   -----------
Net Investment Income                                                                  448,752
                                                                                   -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
---------------------------------------------------------------------------------------------------
Net realized loss from:
   Securities transactions .....................................................    (6,557,387)
   Foreign-currency transactions and forward foreign-currency exchange contracts      (411,232)
                                                                                   -----------
Net Realized Loss on Investments ...............................................    (6,968,619)
Net change in unrealized appreciation/(depreciation) of:
   Securities transactions .....................................................    (1,859,108)
   Foreign-currency translations and forward foreign-currency exchange contracts        11,836
                                                                                   -----------
Net Change in Unrealized Depreciation of Investments ...........................    (1,847,272)
                                                                                   -----------

Net Realized and Unrealized Loss on Investments                                     (8,815,891)
                                                                                   -----------
Net Decrease in Net Assets Resulting from Operations                               $(8,367,139)
                                                                                   ===========

                                                                              Emerging Markets Fund
--------------------------------------------------------------------------------------------------------
                                                                           Year Ended       Year Ended
                                                                            12/31/02         12/31/01
--------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets from Operations:
--------------------------------------------------------------------------------------------------------
Net investment income .................................................  $     448,752    $   1,119,763
Net realized loss on investments ......................................     (6,968,619)     (17,234,102)
Net change in unrealized appreciation/(depreciation) of investments ...     (1,847,272)       8,669,912
                                                                         -------------    -------------
Net Decrease in Net Assets Resulting from Operations                        (8,367,139)      (7,444,427)

Distributions to Shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income ............................................       (127,920)              --
                                                                         -------------    -------------
Total Distributions to Shareholders ...................................       (127,920)              --

Beneficial Interest Transactions:
-------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4).    (17,082,906)       7,613,212
                                                                         -------------    -------------
Net Increase/(Decrease) in Net Assets                                      (25,577,965)         168,785

Net Assets:
--------------------------------------------------------------------------------------------------------
Beginning of year .....................................................  $ 100,898,943    $ 100,730,158
End of Year                                                              $  75,320,978    $ 100,898,943
Undistributed Net Investment Income                                      $      40,953    $     131,353


The accompanying notes are an integral part of these financial statements.

========================
  FINANCIAL HIGHLIGHTS
------------------------

                                                                                           Emerging Markets Fund

Selected Per-Share Data for the Year Ended:                                            Fiscal Year Ended December 31,
                                                                            -------------------------------------------------------
                                                                              2002      2001        2000        1999        1998
Net Asset Value - Beginning of Year                                         $  7.22   $   7.76    $  10.86    $   6.59    $ 10.57
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                   0.03       0.08       (0.03)       0.02       0.01
Net realized and unrealized gain/(loss) on investments                        (0.73)     (0.62)      (3.07)       4.25      (3.98)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  (0.70)     (0.54)      (3.10)       4.27      (3.97)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                          (0.01)        --          --       (0.00)@    (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Year                                               $  6.51   $   7.22    $   7.76    $  10.86    $  6.59
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                 (9.68)%    (6.96)%    (28.55)%     64.81%    (37.53)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                           $75,321   $100,899    $100,730    $131,197    $72,323
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                    0.44%      1.19%      (0.34)%      0.20%      0.67%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager             $  0.03   $   0.08    $  (0.03)   $   0.02    $  0.01
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          97%       118%        103%        124%       112%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including certain expenses**                                     1.68%      1.67%       1.81%       1.65%      1.80%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
  certain expenses**                                                           1.68%      1.67%       1.81%       1.65%        --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding certain expenses**                                     1.60%      1.59%       1.56%       1.62%      1.75%
-----------------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
@    Amount represents less than $0.01 per share.
** For purposes of the expense ratio calculation, certain expenses are: interest, taxes, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.


The accompanying notes are an integral part of these financial statements.

                                               =================================
                                                 NOTES TO FINANCIAL STATEMENTS
                                               ---------------------------------

The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of December 31, 2002, the Trust had one series: the Montgomery Variable Series: Emerging Markets Fund. The Montgomery Variable
Series: Growth Fund was liquidated on October 31, 2002.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. Portfolio Valuation

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c. Forward Foreign-Currency Exchange Contracts

The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related translations.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included along with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

d. Repurchase Agreements

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with affiliated series of another registered investment company advised by the Fund's manager, pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. Securities Lending

The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

f. Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis of the securities sold. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

g. Federal Income Taxes

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been provided.

=================================
  NOTES TO FINANCIAL STATEMENTS
---------------------------------

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on its current interpretation of existing tax rules and regulations in the markets in which it invests.

h. Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Through the period ended December 31, 2002, Montgomery Asset Management, LLC, served as the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the year ended December 31, 2002, both the contractual and the effective management fees were 1.25%.

Under the Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any interest, taxes, brokerage commissions, short sale dividend expenses, sales loads, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, at or below 1.75% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a one-year term extendable for an additional year at the end of each fiscal year.

The Manager has not deferred or recouped any management fees during the year ended December 31, 2002. No recoupable balance is outstanding at December 31, 2002.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. The Administrator does not receive any compensation from the Fund for performing these services other than reimbursement of out-of-pocket expenses.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as Trustee of all Trusts advised by the Manager, $6,000 of which is allocated to The Montgomery Funds III.

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 2002, were $95,408,827 and $114,685,156, respectively.

b. Under an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $60,000,000 per lender. For the year ended December 31, 2002, borrowings by the Fund under these agreements were as follows:

Amount Outstanding   Average Amount        Maximum          Average                       Average Debt
   at 12/31/02         Outstanding    Debt Outstanding   Interest Rate   Average Shares     per Share
------------------------------------------------------------------------------------------------------
       --                $599,452       $10,200,000          2.40%         12,229,261         $0.05

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2002.

c. The schedule of forward foreign-currency exchange contracts at December 31, 2002, was as follows:

Foreign-Currency                                                             Net Unrealized
     Amount                       Settlement Date   In Exchange for ($US)      per Share
-------------------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Receive
 323,095,282,115   Turkish Lira       01/03/03             $195,815             $(2,055)

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were as follows:

                                           Shares                                                   Dollars
                     -----------------------------------------------------  --------------------------------------------------------
                                   Issued as                                               Issued as
                                 Reinvestment                Net Increase/               Reinvestment                  Net Increase/
                        Sold     of Dividends    Redeemed     (Decrease)       Sold      of Dividends      Redeemed      (Decrease)
------------------------------------------------------------------------------------------------------------------------------------
Year ended 12/31/02  36,932,987     19,470     (39,361,948)  (2,409,491)   $270,615,852   $127,920     $(287,826,678)  $(17,082,906)
Year ended 12/31/01  23,907,384         --     (22,904,077)   1,003,307     173,615,257         --      (166,002,045)     7,613,212

At December 31, 2002, shareholders of the Fund with ownership of 10% or greater included one shareholder, comprising ownership of 94.09% of the aggregate shares outstanding.

                                               =================================
                                                 NOTES TO FINANCIAL STATEMENTS
                                               ---------------------------------

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At December 31, 2002, the Fund had available for federal income-tax purposes unused capital losses of $20,512,102 expiring in 2006, $6,669,748 expiring in 2007, $19,234,614 expiring in 2009 and $6,331,844 expiring in 2010. Under current tax law, future utilization of such losses may be limited.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Fund elected to defer net capital losses of $902,970 occurring between November 1, 2002, and December 31, 2002.

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2003.

7. TAX INFORMATION:

Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Due to inherent differences between generally accepted accounting principles and federal income-tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified due to the treatment of Section 988 income. Reclassifications for the year ended December 31, 2002, were $411,232 to decrease undistributed net investment income and $411,232 to increase accumulated net realized loss.

Permanent book and tax differences are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

The tax character of dividends and distributions paid during the year ended December 31, 2001, was as follows:

                                              Dollars   Per Share
-----------------------------------------------------------------
Ordinary income ............................   $ --       $ --

The tax character of dividends and distributions paid during the year ended December 31, 2002, was as follows:

                                              Dollars   Per Share
-----------------------------------------------------------------
Ordinary income ............................ $127,920     $0.01

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                       Dollars
--------------------------------------------------------------
Undistributed ordinary income ........................ $77,018

At December 31, 2002, cost for federal income-tax purposes was $79,185,878. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $6,965,318 and $10,928,926, respectively.

8. SUBSEQUENT EVENTS:

The Board of Trustees of The Montgomery Funds III has appointed, effective as of January 20, 2003, Gartmore Global Asset Management Trust ("GGAMT"), a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, as the interim investment adviser to the Montgomery Variable
Series: Emerging Markets Fund (the "Fund"); and Gartmore Global Partners ("GGP"), another member of the Gartmore Group (GGP and GGAMT are collectively referred to herein as "Gartmore"), as the interim subadviser to the Fund.

In the next few months, the shareholders of the Fund are expected to receive a proxy statement seeking their approval of new investment advisory arrangements and possibly the reorganization of the Fund into a similar Gartmore-managed fund.

Should a Fund reorganization be approved by shareholders, it is expected that administration responsibilities for the Fund will be transferred to affiliates of Gartmore. The transfer of these responsibilities is expected to occur by the end of the second quarter of 2003. Capital loss carryforwards could be limited, depending on reorganization.

The Board of Trustees and Montgomery Asset Management, LLC, are working with Gartmore and its affiliates to ensure continuity of Fund administration and shareholder servicing throughout this transition period.

===================================
  INDEPENDENT ACCOUNTANTS' REPORT
-----------------------------------

To the Board of Trustees and the Shareholders of the Montgomery Variable Series:
Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Montgomery Variable Series:
Emerging Markets Fund (the fund constituting The Montgomery Funds III, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards gen erally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 14, 2003

                                        ========================================
                                          INFORMATION ON TRUSTEES AND OFFICERS
                                        ----------------------------------------

                                        for the Montgomery Funds III (Unaudited)

Trustees
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number
                                                                                                   of
                                                                                               Portfolios
                                             Length of Time                                     in Fund
                              Position Held    Served/Term         Principal Occupation         Complex       Other Directorships
Name, Address and Year Born   with Fund         of Office          During Past 5 Years          Oversee         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Andrew Cox                    Disinterested July 9, 1990,   Independent investment consultant.    16      The Montgomery Funds I and
101 California Street         Trustee       to present/     President, Denver International               III; Montgomery Partners
San Francisco, CA 94111                     Indefinite      School, from 1998 to 2000, and                Absolute Return Fund, LLC;
Born 1944                                                   member of the Board from 1997 to              Janus Capital Group, Inc.
                                                            2000. Adjunct professor, University
                                                            of Denver, Department of Finance,
                                                            from 1994 to 1998.

John A. Farnsworth           Disinterested  July 9, 1990,   Managing partner, Farnsworth Search   16      The Montgomery Funds I and
One Embarcadero, Suite 2101  Trustee        to present/     Group. Managing director of                   III; Montgomery Partners
San Francisco, CA 94111                     Indefinite      Korn/Ferry International from 1999            Absolute Return Fund, LLC
Born 1941                                                   to 2002. Principal of Pearson,
                                                            Caldwell & Farnsworth, Inc., an
                                                            executive search consulting firm,
                                                            from 1991 to 1999.

Cecilia H. Herbert           Disinterested  November        Chair of the Investment Committee     16      The Montgomery Funds I and
101 California Street        Trustee        12, 1992,       of the Archdiocese of San Francisco           III; Montgomery Partners
San Francisco, CA 94111                     to present/     Finance Council. Member of the                Absolute Return Fund, LLC
Born 1949                                   Indefinite      Boards of the Thacher School,
                                                            Catholic Charities Catholic Youth
                                                            Organization of San Francisco and
                                                            the Women' s Board of California
                                                            Pacific Medical Center.

R. Stephen Doyle             Trustee        July 9, 1990,   Chairman of the Board of Trustees     16      The Montgomery Funds I and
101 California Street                       to present/     of the Trusts since 1990. Chairman            III; Montgomery Partners
San Francisco, CA 94111                     Indefinite      emeritus of the Manager since 2001.           Absolute Return Fund, LLC;
Born 1939                                                   Chairman of the Manager from 1990             Main Management, LLC
                                                            to 2001. Chief executive officer of
                                                            the Manager from 1990 to 1999.
                                                            Founder of the Manager.

Affiliated Officers
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth W. Lawrence       President and   August 21,      Senior vice president of BISYS Fund   16      None
60 State Street, Suite 1300 treasurer       2002            Services since 2001. Vice president
Boston, MA 02109                            to present      and senior manager of PFPC, Inc.,
Born 1964                                                   Client Services and Operations from
                                                            1999 to 2001. Director of Client
                                                            Services of PFPC, Inc., from 1997
                                                            to 1999.

Scott M. Zoltowski          Vice president  September       Senior Counsel of BISYS Fund          16      None
60 State Street, Suite 1300 and secretary   27, 2002,       Services since 2001. Associate at
Boston, MA 02109                            to present      Dechert (law firm) from 1999 to
Born 1969                                                   2001. Counsel of ALPS, Inc. (fund
                                                            services), from 1998 to 1999.
                                                            Attorney at Fidelity Investments
                                                            legal department from 1997 to 1998.

Mary A. Nelson              Vice president  September       Senior vice president of Treasury     16      None
60 State Street, Suite 1300 and assistant   10, 1997,       Services at BISYS Fund Services
Boston, MA 02109            treasurer       to present      since 1995.
Born 1964

Stacey Bufton               Vice president  May 31,         Vice president of BISYS Fund          16      None
60 State Street, Suite 1300 and assistant   2001            Services since June 1999. Manager
Boston, MA 02109            treasurer       to present      at First Data Investor Services
Born 1969                                                   Group from 1997 to 1999.

===================
  TAX INFORMATION
-------------------

    (Unaudited)

For the fiscal year ended December 31, 2002, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States were as follows:

                                    Foreign      Foreign
                                     Income       Taxes
--------------------------------------------------------
Emerging Markets Fund ........... $2,188,792    $108,977

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and Internal Revenue Service
(tax) purposes.


The accompanying notes are an integral part of these financial statements.

                    This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

                    Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

                    For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call (800) 232-2197, ext. 6742.

                    Funds Distributor, Inc. 02/03

          [LOGO]
  THE MONTGOMERY FUNDS(SM)
      INVEST WISELY.(R)
   101 California Street
San Francisco, CA 94111-9361
        800.232.2197
    montgomeryasset.com


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    Montgomery is distinguished as an innovative investment management firm.
Our seasoned experts are dedicated to the goal of exceptional investment
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